SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2004

CELL THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Washington	0-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

The Registrant hereby amends Item 7 of its Current Report on Form 8-K filed January 13, 2004, amended on February 5, 2004, as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. The following items are attached as exhibits hereto:

(a) The financial statements of Novuspharma, including Novuspharma’s balance sheet at December 31, 2003 and 2002 and the statements of operations, shareholders’ equity and cash flows for each of the years ended December 31, 2003, 2002 and 2001 and for the period from January 1, 1999 (inception) to December 31, 2003 are included on Exhibit 99.4 hereto.

(b) The unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Novuspharma as of and for the year ended December 31, 2003 are included on Exhibit 99.5 hereto.

(c) Exhibit 23.1 Consent of KPMG S.p.A.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 16, 2003, between Cell Therapeutics, Inc. and Novuspharma S.p.A. (Incorporated by reference to Cell Therapeutics, Inc.’s Current Report on Form 8-K filed with the SEC on June 17, 2003).

23.1	Consent of KPMG S.p.A.

99.1*	Press release issued on January 2, 2004.

99.2**	Financial Statements of Novuspharma S.p.A.

99.3**	Unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Novuspharma S.p.A. as of and for the nine months ended September 30, 2003 and the year ended December 31, 2002.

99.4	Financial Statements of Novuspharma S.p.A., including Novuspharma’s balance sheet at December 31, 2003 and 2002 and the statement of operations, shareholders’ equity and cash flows for each of the years ended December 31, 2003, 2002 and 2001 and for the period from January 1, 1999 (inception) to December 31, 2003.

99.5	Unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Novuspharma S.p.A. as of and for the year ended December 31, 2003.

*	Previously filed as an Exhibit to the Form 8-K filed on January 13, 2004.
**	Previously filed as an Exhibit to the Form 8-K/A filed on February 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELL THERAPEUTICS, INC.
a Washington corporation

March 19, 2004	By:	/s/ James A. Bianco

James A. Bianco, M.D.
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 16, 2003, between Cell Therapeutics, Inc. and Novuspharma S.p.A. (Incorporated by reference to Cell Therapeutics, Inc.’s Current Report on Form 8-K filed with the SEC on June 17, 2003).

23.1	Consent of KPMG S.p.A.

99.1*	Press release issued on January 2, 2004.

99.2**	Financial Statements of Novuspharma S.p.A.

99.3**	Unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Novuspharma S.p.A. as of and for the nine months ended September 30, 2003 and the year ended December 31, 2002.

99.4	Financial Statements of Novuspharma S.p.A., including Novuspharma’s balance sheet at December 31, 2003 and 2002 and the statement of operations, shareholders’ equity and cash flows for each of the years ended December 31, 2003, 2002 and 2001 and for the period from January 1, 1999 (inception) to December 31, 2003.

99.5	Unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Novuspharma S.p.A. as of and for the year ended December 31, 2003.

*	Previously filed as an Exhibit to the Form 8-K filed on January 13, 2004.
**	Previously filed as an Exhibit to the Form 8-K/A filed on February 5, 2004.